                                                                       EXHIBIT 3




                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy; provided that the undersigned may sell, assign, transfer or convey up to an aggregate of 10% of the Shares in unsolicited New York Stock Exchange broker transactions or for charitable or estate planning purposes.

                                        /s/ Theodore Williams
                                        ------------------------
                                        Name:  Theodore Williams

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Gordon Graham
                                        --------------------
                                        Name:  Gordon Graham

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ John J. Cost
                                        -------------------
                                        Name:  John J. Cost

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Herbert S. Davidson
                                        --------------------------
                                        Name:  Herbert S. Davidson

Dated:  October 1, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Milton Rosenberg
                                        -----------------------
                                        Name:  Milton Rosenberg

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Anthony Craig
                                        --------------------
                                        Name:  Anthony Craig

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Tracy A. Edwards
                                        -----------------------
                                        Name:  Tracy A. Edwards

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Stephen A. Weeks
                                        -----------------------
                                        Name:  Stephen A. Weeks

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ D.J. Hough
                                        -----------------
                                        Name:  D.J. Hough

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Chuck Troy
                                        -----------------
                                        Name:  Chuck Troy

Dated:  September 30, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Russell A. Doll
                                        ----------------------
                                        Name:  Russell A. Doll

Dated:  September 29, 1998

                                IRREVOCABLE PROXY

                  In consideration of the negotiations and discussions which have occurred to date by and between Arrow Electronics, Inc., a New York corporation ("Purchaser"), and Bell Industries, Inc., a California corporation ("Seller"), and as an inducement to Purchaser to enter into the Agreement of Purchase and Sale dated as of the date hereof by and between Purchaser and Seller (the "Asset Purchase Agreement"), the undersigned hereby irrevocably appoints Stephen P. Kaufman and Robert E. Klatell and each of them, or any other designee of Purchaser, the attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Seller now owned or hereafter acquired by the undersigned (the "Shares") which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) of Seller or otherwise on any proposal involving the merger, consolidation, sale of assets, business combination or other transaction resulting in a change in control of Seller in such manner as each such attorney and proxy or his designee shall in his sole discretion deem proper. This Proxy is coupled with an interest and is irrevocable. On the date hereof, Seller granted Purchaser an option to purchase certain shares of Seller's Common Stock pursuant to a Stock Option Agreement of even date herewith (the "Option Agreement"). This Proxy shall terminate on the date which is the earlier to occur of the Closing Date under the Asset Purchase Agreement and the date the Asset Purchase Agreement terminates pursuant to Section 17 thereof.

                  This Proxy shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                  The undersigned further agrees that he will not sell, assign, transfer or otherwise convey any of the Shares prior to the termination of this Proxy.

                                        /s/ Peter A. Resnick
                                        -----------------------
                                        Name:  Peter A. Resnick

Dated:  September 29, 1998




                                        2